Exhibit 99.1

FinWise Bancorp Announces Share Repurchase Program

MURRAY, Utah, Aug. 18, 2022 (GLOBE NEWSWIRE) -- FinWise Bancorp (NASDAQ: FINW) (“FinWise” or the “Company”), parent company of FinWise Bank (the “Bank”), today announced that its Board of Directors has approved a share repurchase program that authorizes the Company to repurchase up to 5% of its total number of shares of outstanding common stock as of August 16, 2022, or 644,241 shares. The repurchases will be made at the Company’s discretion through August 31, 2024.

“We are pleased to announce that our Board has authorized a share repurchase program, as we are always committed to enhancing long-term shareholder value,” said Kent Landvatter, Chief Executive Officer of FinWise. “Beyond returning capital to shareholders, we remain committed to opportunistically invest in our business to further differentiate our unique business model.”

Under the repurchase program, the Company may, from time to time and on or before the program's expiration date, repurchase shares of its outstanding common stock in the open market, in privately-negotiated transactions, or otherwise, subject to applicable laws and regulations. The extent to which the Company repurchases its shares, and the means and timing of such repurchases, will depend upon a variety of factors, including market conditions, regulatory requirements, availability of funds, and other relevant considerations, as determined by the Company. The repurchase program does not obligate the Company to purchase any particular number of shares. The Company may, in its discretion, begin, suspend, limit or terminate repurchases at any time prior to the program's expiration, without any prior notice. Repurchases may also be made pursuant to a trading plan under Rule 10b5-1 under the Securities Exchange Act of 1934, as amended, which would permit shares to be repurchased when the Company might otherwise be precluded from doing so because of self-imposed trading blackout periods or other regulatory restrictions. The Company expects to fund repurchases under the program with its available cash balances.

About FinWise Bancorp

FinWise Bancorp is a Utah bank holding company headquartered in Murray, Utah. FinWise operates through its wholly-owned subsidiary, FinWise Bank, a Utah state-chartered non-member bank. FinWise currently operates one full-service banking location in Sandy, Utah. FinWise is a nationwide lender to and takes deposits from consumers and small businesses. Learn more at www.finwisebancorp.com.

Contacts

investors@finwisebank.com

media@finwisebank.com

"Safe Harbor" Statement Under the Private Securities Litigation Reform Act of 1995

This release contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements reflect the Company’s current views with respect to, among other things, future events and its financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “might,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “projection,” “forecast,” “budget,” “goal,” “target,” “would,” “aim” and “outlook,” or the negative version of those words or other comparable words or phrases of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about the Company’s industry and management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond the Company’s control. The inclusion of these forward-looking statements should not be regarded as a representation by the Company or any other person that such expectations, estimates and projections will be achieved. Accordingly, the Company cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.

The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements, including (i) the market price of the Company's common stock prevailing from time to time, (ii) the nature of other investment opportunities presented to the Company from time to time and (iii) the Company’s cash flows from operations.  If one or more events related to these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may differ materially from its forward-looking statements. Accordingly, you should not place undue reliance on any such forward-looking statements. For a discussion of factors that could affect the Company’s business and financial results, see the “Risk Factors” listed from time to time in the Company’s filings with the Securities and Exchange Commission, including, without limitation, its Annual Report on Form 10-K for the year ended December 31, 2021 and subsequent reports on Form 10-Q and Form 8-K.

Any forward-looking statement speaks only as of the date of this release, and the Company does not undertake any obligation to publicly update or review any forward-looking statement, whether because of new information, future developments or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence. In addition, the Company cannot assess the impact of each risk and uncertainty on its business or the extent to which any risk or uncertainty, or combination of risks and uncertainties, may cause actual results to differ materially from those contained in any forward-looking statements.